UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016

GENCO SHIPPING & TRADING LIMITED
 (Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, Genco Shipping & Trading Limited (the “Company”) and certain of its subsidiaries entered into agreements for waivers through April 11, 2016 of our compliance with the collateral maintenance covenants under (1) the Loan Agreement, dated as of August 20, 2010 (as amended to date), by and among the Company as borrower, Genco Aquitaine Limited and the other subsidiaries of the Company named therein as guarantors, the banks and financial institutions named therein as lenders, BNP Paribas, Credit Agricole Corporate and Investment Bank, DVB Bank SE, Deutsche Bank AG Filiale Deutschlandgeschaft, Skandinaviska Enskilda Banken AB (publ) as mandated lead arrangers, BNP Paribas, Credit Agricole Corporate and Investment Bank, DVB Bank SE, Deutsche Bank AG, Skandinaviska Enskilda Banken AB (publ) as swap providers, and Deutsche Bank Luxembourg S.A.(“Deutsche Bank”) as agent for the lenders and the assignee (the “$253 Million Term Loan Facility”) and (2) the Loan Agreement, dated as of August 12, 2010 (as amended to date), by and among the Company as Borrower, the banks and financial institutions listed in Schedule 1 thereto as Lenders, the companies listed in Schedule 2 thereto as Guarantors on a joint and several basis and Crédit Agricole Corporate and Investment Bank  (“Crédit Agricole”) as Agent and Security Trustee (the “$100 Million Credit Facility”).   On April 11, 2016, the Company entered into additional agreements with Deutsche Bank and Crédit Agricole extending such waivers through May 31, 2016.

Also on April 11, 2016, the Company and certain of its subsidiaries entered into an agreement with Nordea Bank Finland plc, New York Branch (“Nordea”) and Skandinaviska Enskilda Banken AB (Publ) (“SEB”) in connection with the Senior Secured Credit Agreement dated December 31, 2014 (as amended to date), by and among Baltic Trading Limited as Borrower, various lenders listed on Schedule I as Lenders, Nordea as Administrative Agent and Security Agent, Nordea and SEB as Mandated Lead Arrangers, and Nordea as Bookrunner (the “$148 Million Credit Facility”).  Under the agreement, the cure period for the Company’s current shortfall under the collateral maintenance covenant in the $148 Million Credit Facility was extended through May 31, 2016.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.03	Material Modification of Rights of Security Holders.

The information set forth below under Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 15, 2016, the stockholders of the Company approved, at a Special Meeting of Shareholders (the “Special Meeting”) on April 15, 2016, proposals to amend the Second Amended and Restated Articles of Incorporation of the Company to (i) increase the number of authorized shares of common stock of the Company (the “Common Stock”) from 250,000,000 to 500,000,000 (the “Common Stock  Amendment ”) and (ii) authorize the issuance of up to 100,000,000 shares of preferred stock, in one or more classes or series as determined by the Board of Directors of the Company (the “Preferred Stock Amendment”).  Following the Special Meeting on such date, the Company filed Articles of Amendment of its Second Amended and Restated Articles of Incorporation (“Articles of Amendment”) with the Registrar of Corporations of the Republic of the Marshall Islands to implement to the Common Stock Amendment and  the Preferred Stock Amendment.

The foregoing descriptions of the Common Stock Amendment and the Preferred Stock Amendment do not purport to be complete and are qualified in their entirety by reference to the Articles of Amendment, which are filed as Exhibit 3.1 hereto and are incorporated into this report by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, shareholders of record as of March 21, 2016, the Record Date for the Special Meeting, were entitled to vote 73,544,994 shares of the Company’s common stock  (the “Common Stock”), each having one vote per share.  A total of 71,351,279 shares of Common Stock (97.01% of all such shares entitled to vote at the Special Meeting) were represented at the Special Meeting in person or by proxy.

At the Special Meeting, the shareholders of the Company (i) approved the Common Stock Amendment, (ii) approved the Preferred Stock Amendment, (iii) approved a proposal to amend the Second Amended and Restated Articles of Incorporation of the Company to effect a reverse stock split of the issued and outstanding shares of Common Stock at a ratio between 1-for-2 and 1-for-25 with such reverse stock split to be effective at such time and date, if at all, as determined by the Board of Directors of the Company, but no later than one year after shareholder approval thereof (the “Reverse Split Amendment”) and (iv) approved adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the time of the Special Meeting to approve the foregoing proposals.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Common Stock Amendment

The shareholders of the Company approved and adopted the Common Stock Amendment.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,370,326	9,960,061	20,892	0

Preferred Stock Amendment

The shareholders of the Company approved the Preferred Stock Amendment.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,300,060	8,621,055	12,052	5,418,112

Reverse Split Amendment

The shareholders of the Company approved the Reverse Split Amendment.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,014,145	2,314,456	22,678	0

Adjournment Proposal

The shareholders of the Company approved a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in connection with the approval of the foregoing proposals.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,547,155	8,783,130	20,994	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment to Genco Shipping & Trading Limited Second Amended and Restated Articles of Incorporation, adopted April 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: April 15, 2016

By	/s/ John C. Wobensmith
John C. Wobensmith
President and Secretary

 EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Genco Shipping & Trading Limited Second Amended and Restated Articles of Incorporation, adopted April 15, 2016.